Supplement dated June 16, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager International Equity Strategies Fund	1/1/2023
Peter Rathjens, a portfolio manager on the Arrowstreet - International Core Strategy Sleeve of the Fund, has announced his intention to step down from his role as Chief Investment Officer of Arrowstreet Capital, Limited Partnership (Arrowstreet) effective December 31, 2023, but will remain a member of the investment team at Arrowstreet. John Campbell, a portfolio manager on the Arrowstreet - International Core Strategy Sleeve of the Fund, has announced his intention to retire from Arrowstreet effective December 31, 2023.
As a result of these two events, effective January 1, 2024 (the Effective Date), the portfolio manager information for Arrowstreet under the caption "Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: Arrowstreet Capital, Limited Partnership (Arrowstreet)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Derek Vance, CFA	Partner and Chief Investment Officer of Arrowstreet	Co-Portfolio Manager	2020
Christopher Malloy, Ph.D.	Partner and Head of Research of Arrowstreet	Co-Portfolio Manager	2020
Julia Yuan, CFA	Partner and Head of Alpha Development of Arrowstreet	Co-Portfolio Manager	January 2024
Manolis Liodakis, Ph.D.	Partner and Head of Portfolio Management of Arrowstreet	Co-Portfolio Manager	2018
Peter Rathjens, Ph.D.	Partner and Member of Investment Team of Arrowstreet	Co-Portfolio Manager	2018
The rest of the section remains the same.
On the Effective Date, the portfolio manager information for Arrowstreet under the caption "Primary Service Provider Contracts - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: Arrowstreet Capital, Limited Partnership (Arrowstreet)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Derek Vance, CFA	Partner and Chief Investment Officer of Arrowstreet	Co-Portfolio Manager	2020
Christopher Malloy, Ph.D.	Partner and Head of Research of Arrowstreet	Co-Portfolio Manager	2020
Julia Yuan, CFA	Partner and Head of Alpha Development of Arrowstreet	Co-Portfolio Manager	January 2024
Manolis Liodakis, Ph.D.	Partner and Head of Portfolio Management of Arrowstreet	Co-Portfolio Manager	2018
Peter Rathjens, Ph.D.	Partner and Member of Investment Team of Arrowstreet	Co-Portfolio Manager	2018
Mr. Vance joined Arrowstreet in 2008. Mr. Vance began his investment career in 2007 and earned an A.B. from Harvard College.
Mr. Malloy joined Arrowstreet in 2019. Mr. Malloy began his investment career in 2003 and earned a Ph.D. and M.B.A. from The University of Chicago Graduate School of Business, and a B.A. from Yale University.
Ms. Yuan joined Arrowstreet in 2012. Ms. Yuan began her investment career in 2012 and earned an M.S. from Massachusetts Institute of Technology and a B.S. from Guanghua School of Management, Peking University.
Mr. Liodakis joined Arrowstreet in 2012. Mr. Liodakis began his investment career in 2000 and earned a Ph.D. from City, University of London, an M.B.A. from University of Birmingham and a B.S. from Athens University.
Mr. Rathjens joined Arrowstreet in 1999. Mr. Rathjens began his investment career in 1983 and earned a Ph.D. and M.A. from Princeton University and a B.A. from Oberlin College.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP302_08_007_(06/23)